HAMMER FIBER OPTICS HOLDINGS CORP.

Certification of the Chief Executive Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K of Hammer Fiber Optics Holdings Corp. (the “Company”) for the year ended July 31, 2018 (the “Report”), I, Mark Stogdill, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2018

/s/ Mark Stogdill

Principal Executive Officer